UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 14, 2021

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	WRE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2021, WRIT Limited Partnership, WashREIT Arlington Tower LLC, WashREIT 515 King ST LLC, WashREIT Courthouse Square LLC, WRIT Fairgate LLC, WashREIT 1901 Pennsylvania Ave Trustee LLC, as trustee, on behalf of 1901 Pennsylvania Ave Grantor Trust Ownership LLC, WashREIT 1220 19th St Trustee LLC, as trustee, on behalf of WashREIT 1220 19th St Grantor Trust Ownership LLC, WashREIT 2000 M St Trustee LLC, as trustee, on behalf of WashREIT 2000 M St Grantor Trust Ownership LLC, WRIT 1140 CT LLC, WRIT ANC LLC and WRIT 1775 Eye Street LLC (each individually, a “Seller,” and collectively, the “Sellers”) entered into a purchase and sale agreement (the “Agreement”) with BPG Acquisitions, LLC, a Delaware limited liability company (the “Buyer”), to sell a portfolio of twelve office assets (the “Office Portfolio”) for a contract sale price of $766.0 million. The aggregate deposit amount is approximately $46.0 million.

The twelve assets in the Office Portfolio are as follows:

1. 515 King Street - 515 King Street, Alexandria, Virginia 22314
2.Courthouse Square - 510 & 526 King Street, Alexandria, Virginia 22314
3. 1600 Wilson Boulevard - 1600 Wilson Boulevard, Arlington, Virginia 22209
4.Fairgate at Ballston - 1005 North Glebe Road, Arlington, Virginia 22101
5.Arlington Tower - 1300 North 17th Street, Arlington, Virginia 22209
6.Silverline Center - 7900 Westpark Drive, Tysons, Virginia 22209
7. 1901 Pennsylvania Avenue - 1901 Pennsylvania Avenue, NW, Washington, DC 20006
8. 1220 19th Street - 1220 19th Street, NW, Washington, DC 20036
9. 2000 M Street - 2000 M Street, NW, Washington, DC 20036 (leasehold interest)
10. 1140 Connecticut Avenue - 1140 Connecticut Avenue, NW, Washington, DC 20007
11.Army Navy Building - 1627 Eye Street, NW, Washington, DC 20006
12. 1775 Eye Street - 1775 Eye Street, NW, Washington, DC 20006

Under the terms of the Agreement, the Company expects to close the sale of the Office Portfolio in July, 2021. The Agreement is subject to closing conditions and other terms and conditions customary for real estate transactions.

The Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other, and such representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for the purposes of the Agreement and are subject to important qualifications and limitations agreed to by and between the Buyer and the Sellers in connection with negotiating the Agreement. Accordingly, security holders should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date because such representations and warranties are modified in important part by the underlying disclosure schedules, are subject to a contractual standard of materiality different from that generally applicable to security holders and were used only for the purposes of conducting certain limited due diligence inquiries and allocating risks and not for establishing all material facts with respect to the matters addressed.

Item 7.01 Regulation FD Disclosure.

A press release issued by the Company on June 15, 2021 regarding the contracts to sell a total of twelve office assets is attached as Exhibit 99.1. This information is being furnished pursuant to Item 7.01 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On June 15, 2021, the Company posted an Investor Presentation entitled “Accelerating Our Transformation into a Multifamily REIT - June 15, 2021” to its website at www.washreit.com on the “Investors” page. A copy of the Investor Presentation is attached as Exhibit 99.2. This information is being furnished pursuant to Item 7.01 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements. Our website and the information contained therein or connected thereto is not deemed to be a incorporated herein, and you should not rely on any such information in making any investment decision.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release issued June 15, 2021
99.2	Investor Presentation - Accelerating Our Transformation into a Multifamily REIT - June 15, 2021

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Currently, one of the most significant factors continues to be the adverse effect of the COVID-19 virus, including any variants and mutations thereof, the actions taken to contain the pandemic or mitigate the impact of COVID-19, and the direct and indirect economic effects of the pandemic and containment measures. The extent to which COVID-19 continues to impact WashREIT and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, the continued speed and success of the vaccine rollout, effectiveness and willingness of people to take COVID-19 vaccines, and the duration of associated immunity and their efficacy against emerging variants of COVID-19, among others. Moreover, investors are cautioned to interpret many of the risks identified in the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2020 filed on February 16, 2021, as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. Additional factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to the risks associated with ownership of real estate in general and our real estate assets in particular; the economic health of the greater Washington metro region; the risk of failure to enter into and/or complete potential acquisitions and dispositions (including the sale of the Office Portfolio), at all, within the price ranges anticipated and on the terms and timing anticipated; changes in the composition of our portfolio; fluctuations in interest rates; reductions in or actual or threatened changes to the timing of federal government spending; the risks related to use of third-party providers; the economic health of our tenants; shifts away from brick and mortar stores to e-commerce; the availability and terms of financing and capital and the general volatility of securities markets; compliance with applicable laws, including those concerning the environment and access by persons with disabilities; the risks related to not having adequate insurance to cover potential losses; the risks related to our organizational structure and limitations of stock ownership; changes in the market value of securities; terrorist attacks or actions and/or cyber-attacks; failure to qualify and maintain our qualification as a REIT and the risks of changes in laws affecting REITs; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2020 Form 10-K filed on February 16, 2021. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Vice President, Chief Accounting Officer

June 15, 2021
(Date)